Exhibit 10.1


BRITISH                            Ministry of Employment and Investment
COLUMBIA                               Energy and Minerals Division
                                           Mineral Titles Branch

          Mineral Tenure Act
          SECTION 57 & 58

          BILL OF SALE ABSOLUTE

Indicate Type of Title:              Mineral
Mining Division:                     Similkameen

Seller:                              Purchaser:
Larry R.W. Sostad                    Claron Ventures Inc.
818-470 Granville St.                Suite 2, 630 2nd Ave, North
Vancouver   B.C.                     Saskatoon, Saskatchewan
V6C 1VS     604-904-2432             57K 2C8
Client Number: 125300

For and in consideration of the sum of - TEN - dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:

CLAIM NAME OR LEASE TYPE          TENURE NUMBER               PERCENTAGE
                                                               OF TITLE
                                                              BEING SOLD
------------------------          -------------               ----------

     Lucky Todd 1                    509396                    100%(all)


                                        I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

                                        /s/ Larry S. W. Sostad
                                        -----------------------------
                                        Larry S. W. Sostad

BRITISH                            Ministry of Employment and Investment
COLUMBIA                               Energy and Minerals Division
                                           Mineral Titles Branch

          Mineral Tenure Act
          SECTION 57 & 58

          BILL OF SALE ABSOLUTE

Indicate Type of Title:              Mineral
Mining Division:                     Similkameen

Seller:                              Purchaser:
Larry R.W. Sostad                    Claron Ventures Inc.
818-470 Granville St.                Suite 2, 630 2nd Ave, North
Vancouver   B.C.                     Saskatoon, Saskatchewan
V6C 1VS     604-904-2432             57K 2C8
Client Number: 125300

For and in consideration of the sum of - TEN - dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:

CLAIM NAME OR LEASE TYPE          TENURE NUMBER               PERCENTAGE
                                                               OF TITLE
                                                              BEING SOLD
------------------------          ------------                ----------

     Lucky Todd 2                    516354                    100%(all)


                                        I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

                                        /s/ Larry S. W. Sostad
                                        -----------------------------
                                        Larry S. W. Sostad